                                                        Chase Manhattan Bank USA, N.A.
                                                     Monthly Certificateholder's Statement

                                                        Chase Credit Card Master Trust
                                                                 Series 1996-4
                                                                                                       Distribution Date: 12/15/2003

Section 5.2 - Supplement                                             Class A          Class B       Collateral           Total
------------------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                                       0.00  116,666,000.00   50,000,000.00      166,666,000.00

(ii)    Monthly Interest Distributed                                        0.00      133,388.13       67,861.11          201,249.24
        Deficiency Amounts                                                  0.00            0.00                                0.00
        Additional Interest                                                 0.00            0.00                                0.00
        Accrued and Unpaid Interest                                                                         0.00                0.00

(iii)   Collections of Principal Receivables                      202,335,838.28   16,861,223.51   21,678,936.17      240,875,997.95

(iv)    Collections of Finance Charge Receivables                           0.00    1,395,816.70      598,210.58        1,994,027.28

(v)     Aggregate Amount of Principal Receivables                                                                  35,020,611,346.48

                                                   Investor Interest        0.00  116,666,000.00   50,000,000.00      166,666,000.00
                                                   Adjusted Interest        0.00  116,666,000.00   50,000,000.00      166,666,000.00

                                                    Series
        Floating Investor Percentage                     0.48%             0.00%          70.00%          30.00%             100.00%
        Fixed Investor Percentage                        4.76%            84.00%           7.00%           9.00%             100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
                 Current                                                                                                      95.57%
                 30 to 59 days                                                                                                 1.38%
                 60 to 89 days                                                                                                 1.07%
                 90 or more days                                                                                               1.98%
                                                                                                                     ---------------
                                                   Total Receivables                                                         100.00%

(vii)   Investor Default Amount                                             0.00      599,014.90      256,722.14          855,737.04

(viii)  Investor Charge-Offs                                                0.00            0.00            0.00                0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                          0.00            0.00            0.00

(x)     Net Servicing Fee                                                   0.00       97,221.67       41,666.67          138,888.33

(xi)    Portfolio Yield (Net of Defaulted Receivables) *                                                                       8.40%

(xii)   Reallocated Monthly Principal                                                       0.00            0.00                0.00

(xiii)  Closing Investor Interest (Class A Adjusted)                        0.00            0.00            0.00                0.00

(xiv)   LIBOR                                                                                                               1.12000%

(xv)    Principal Funding Account Balance                                                                                       0.00

(xvii)  Accumulation Shortfall                                                                                                  0.00

(xviii) Principal Funding Investment Proceeds                                                                                   0.00

(xx)    Principal Investment Funding Shortfall                                                                                  0.00

(xxi)   Available Funds                                                   261.91    1,298,595.04      556,543.91        1,855,400.86

(xxii)  Certificate Rate                                                1.25000%        1.47000%        1.74500%

------------------------------------------------------------------------------------------------------------------------------------

*  Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the
   Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.


   By:
            ----------------------------------
   Name:    Patricia M. Garvey
   Title:   Vice President

                                                   Chase Manhattan Bank USA, N.A.
                                                Monthly Certificateholder's Statement

                                                   Chase Credit Card Master Trust
                                                            Series 1997-1
                                                                                                       Distribution Date: 12/15/2003

Section 5.2 - Supplement                                       Class A           Class B         Collateral            Total
------------------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                                   0.00              0.00             0.00                 0.00

(ii)    Monthly Interest Distributed                            1,082,277.78        105,096.86       169,625.46         1,357,000.09
        Deficiency Amounts                                              0.00              0.00                                  0.00
        Additional Interest                                             0.00              0.00                                  0.00
        Accrued and Unpaid Interest                                                                        0.00                 0.00

(iii)   Collections of Principal Receivables                  166,204,438.58     13,850,321.71    17,807,666.59       197,862,426.88

(iv)    Collections of Finance Charge Receivables              13,758,843.26      1,146,566.28     1,474,165.77        16,379,575.31

(v)     Aggregate Amount of Principal Receivables                                                                  35,020,611,346.48

                                          Investor Interest 1,150,000,000.00     95,833,000.00   123,214,619.00     1,369,047,619.00
                                          Adjusted Interest 1,150,000,000.00     95,833,000.00   123,214,619.00     1,369,047,619.00

                                                  Series
        Floating Investor Percentage                  3.91%           84.00%             7.00%            9.00%              100.00%
        Fixed Investor Percentage                     3.91%           84.00%             7.00%            9.00%              100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
                Current                                                                                                       95.57%
                30 to 59 days                                                                                                  1.38%
                60 to 89 days                                                                                                  1.07%
                90 or more days                                                                                                1.98%
                                                                                                                   -----------------
                                                  Total Receivables                                                          100.00%

(vii)   Investor Default Amount                                 5,904,609.22        492,049.06       632,638.41         7,029,296.69

(viii)  Investor Charge-Offs                                            0.00              0.00             0.00                 0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                      0.00              0.00             0.00

(x)     Net Servicing Fee                                         958,333.33         79,860.83       102,678.85         1,140,873.02

(xi)    Portfolio Yield (Net of Defaulted Receivables) *                                                                       8.40%

(xii)   Reallocated Monthly Principal                                                     0.00             0.00                 0.00

(xiii)  Closing Investor Interest (Class A Adjusted)        1,150,000,000.00     95,833,000.00   123,214,619.00     1,369,047,619.00

(xiv)   LIBOR                                                                                                               1.12000%

(xv)    Principal Funding Account Balance                                                                                       0.00

(xvii)  Accumulation Shortfall                                                                                                  0.00

(xviii) Principal Funding Investment Proceeds                                                                                   0.00

(xx)    Principal Investment Funding Shortfall                                                                                  0.00

(xxi)   Available Funds                                        12,803,734.70      1,066,705.45     1,371,486.92        15,241,927.07

(xxii)  Certificate Rate                                            1.21000%          1.41000%         1.77000%

------------------------------------------------------------------------------------------------------------------------------------

*  Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the
   Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.


   By:
       ----------------------------------
   Name: Patricia M. Garvey
   Title: Vice President

                                                   Chase Manhattan Bank USA, N.A.
                                                Monthly Certificateholder's Statement

                                                   Chase Credit Card Master Trust
                                                            Series 1999-1
                                                                                                    Distribution Date: 12/15/2003
                                                                                                          Period Type: Revolving
Section 5.2 - Supplement                                       Class A        Class B       Collateral             Total
---------------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                               0.00           0.00           0.00                       0.00

(ii)    Monthly Interest Distributed                          746,666.67      73,402.78     138,750.00                 958,819.44
        Deficiency Amounts                                          0.00           0.00                                      0.00
        Additional Interest                                         0.00           0.00                                      0.00
        Accrued and Unpaid Interest                                                               0.00                       0.00

(iii)   Collections of Principal Receivables              108,394,199.08   9,032,849.92  11,613,664.21             129,040,713.21

(iv)    Collections of Finance Charge Receivables           8,973,158.65     747,763.22     961,409.86              10,682,331.73

(v)     Aggregate Amount of Principal Receivables                                                               35,020,611,346.48

                                        Investor Interest 750,000,000.00  62,500,000.00  80,357,143.00             892,857,143.00
                                        Adjusted Interest 750,000,000.00  62,500,000.00  80,357,143.00             892,857,143.00

                                                 Series
        Floating Investor Percentage               2.55%          84.00%          7.00%          9.00%                    100.00%
        Fixed Investor Percentage                  2.55%          84.00%          7.00%          9.00%                    100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
                Current                                                                                                    95.57%
                30 to 59 days                                                                                               1.38%
                60 to 89 days                                                                                               1.07%
                90 or more days                                                                                             1.98%
                                                                                                             --------------------
                                        Total Receivables                                                                 100.00%

(vii)   Investor Default Amount                             3,850,832.10     320,902.68     412,589.15               4,584,323.93

(viii)  Investor Charge-Offs                                        0.00           0.00           0.00                       0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                  0.00           0.00           0.00

(x)     Net Servicing Fee                                     625,000.00      52,083.33      66,964.29                 744,047.62

(xi)    Portfolio Yield (Net of Defaulted Receivables) *                                                                    8.40%

(xii)   Reallocated Monthly Principal                                              0.00           0.00                       0.00

(xiii)  Closing Investor Interest (Class A Adjusted)      750,000,000.00  62,500,000.00  80,357,143.00             892,857,143.00

(xiv)   LIBOR                                                                                                            1.12000%

(xv)    Principal Funding Account Balance                                                                                    0.00

(xvii)  Accumulation Shortfall                                                                                               0.00

(xviii) Principal Funding Investment Proceeds                                                                                0.00

(xx)    Principal Investment Funding Shortfall                                                                               0.00

(xxi)   Available Funds                                     8,348,158.65     695,679.89     894,445.57               9,938,284.11

(xxii)  Certificate Rate                                        1.28000%       1.51000%       2.32000%

---------------------------------------------------------------------------------------------------------------------------------

*  Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the
   Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.


   By:
           -----------------------------------------
   Name:   Patricia M. Garvey
   Title:  Vice President

                                                Chase Manhattan Bank USA, N.A.
                                             Monthly Certificateholder's Statement

                                                Chase Credit Card Master Trust
                                                         Series 1999-3
                                                                                                    Distribution Date: 12/15/2003
                                                                                                          Period Type: Revolving
Section 5.2 - Supplement                                                                                           Total
--------------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                                 0.00                                                  0.00

(ii)    Monthly Interest Distributed
        Class A Note Interest Requirement                     4,717,500.00
        Class B Note Interest Requirement                       279,708.54
        Net Class C Note Interest Requirement                    83,008.85                                          5,080,217.39

(iii)   Collections of Principal Receivables                                                                      139,598,721.11

(iv)    Collections of Finance Charge Receivables                                                                  11,556,351.56

(v)     Aggregate Amount of Principal Receivables                                                              35,020,611,346.48

                           Investor Interest                                                                      965,910,000.00
                           Adjusted Interest                                                                      965,910,000.00


        Floating Investor Percentage                                                                                       2.76%
        Fixed Investor Percentage                                                                                          2.76%

(vi)    Receivables Delinquent (As % of Total Receivables)
                 Current                                                                                                  95.57%
                 30 to 59 days                                                                                             1.38%
                 60 to 89 days                                                                                             1.07%
                 90 or more days                                                                                           1.98%
                                                                                                             -------------------
                                             Total Receivables                                                           100.00%

(vii)   Investor Default Amount                                                                                     4,959,409.65

(viii)  Investor Charge-Offs                                                                                                0.00

(ix)    Reimbursed Investor Charge-Offs                                                                                     0.00

(x)     Net Servicing Fee                                                                                             804,925.00

(xi)    Portfolio Yield (Net of Defaulted Receivables) *                                                                   8.40%

(xii)   Portfolio Supplemented Yield                                                                                       9.41%

(xiii)  Reallocated Monthly Principal                                                                                       0.00

(xiv)   Accumulation Shortfall                                                                                              0.00

(xv)    Principal Funding Investment Proceeds                                                                               0.00

(xvi)   Principal Funding Investment Shortfall                                                                              0.00

(xvii)  Available Investor Finance Charge Collections                                                              10,751,426.56

(xviii) Note Rate                            Class A              6.66000%
                                             Class B              6.95000%
                                             Class C              2.07000%






--------------------------------------------------------------------------------------------------------------------------------

*  Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the
   Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

   By:
            -----------------------------------------
   Name:    Patricia M. Garvey
   Title:   Vice President

                                                        Chase Manhattan Bank USA, N.A.
                                                     Monthly Certificateholder's Statement

                                                        Chase Credit Card Master Trust
                                                                 Series 2000-1
                                                                                                   Distribution Date: 12/15/2003
                                                                                                         Period Type: Revolving
Section 5.2 - Supplement                                                                                            Total
---------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                  0.00                                                  0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                        752,500.00
       Class B Note Interest Requirement                         71,458.33
       Net Class C Note Interest Requirement                    109,651.47                                            933,609.81

(iii)  Collections of Principal Receivables                                                                       129,040,692.54

(iv)   Collections of Finance Charge Receivables                                                                   10,682,330.02

(v)    Aggregate Amount of Principal Receivables                                                               35,020,611,346.48

                          Investor Interest                                                                       892,857,000.00
                          Adjusted Interest                                                                       892,857,000.00


       Floating Investor Percentage                                                                                        2.55%
       Fixed Investor Percentage                                                                                           2.55%

(vi)   Receivables Delinquent (As % of Total Receivables)
                Current                                                                                                   95.57%
                30 to 59 days                                                                                              1.38%
                60 to 89 days                                                                                              1.07%
                90 or more days                                                                                            1.98%
                                                                                                              ------------------
                                            Total Receivables                                                            100.00%

(vii)  Investor Default Amount                                                                                      4,584,323.20

(viii) Investor Charge-Offs                                                                                                 0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                      0.00

(x)    Net Servicing Fee                                                                                              744,047.50

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                                    8.40%

(xii)  Reallocated Monthly Principal                                                                                        0.00

(xiii) Accumulation Shortfall                                                                                               0.00

(xiv)  Principal Funding Investment Proceeds                                                                                0.00

(xv)   Principal Funding Investment Shortfall                                                                               0.00

(xvi)  Available Investor Finance Charge Collections                                                                9,938,282.52

(xxii) Note Rate                            Class A               1.29000%
                                            Class B               1.47000%
                                            Class C               1.85000%






---------------------------------------------------------------------------------------------------------------------------------

*  Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the
   Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

   By:
            -----------------------------------------
   Name:    Patricia M. Garvey
   Title:   Vice President

                                                 Chase Manhattan Bank USA, N.A.
                                             Monthly Certificateholder's Statement

                                                 Chase Credit Card Master Trust
                                                         Series 2000-3
                                                                                                      Distribution Date: 12/15/2003
                                                                                                      Period Type: Revolving
Section 5.2 - Supplement                                                                                            Total
---------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                  0.00                                                  0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                        729,166.67
       Class B Note Interest Requirement                         71,458.33
       Net Class C Note Interest Requirement                    107,776.46                                            908,401.46

(iii)  Collections of Principal Receivables                                                                       129,040,692.54

(iv)   Collections of Finance Charge Receivables                                                                   10,682,330.02

(v)    Aggregate Amount of Principal Receivables                                                               35,020,611,346.48

                          Investor Interest                                                                       892,857,000.00
                          Adjusted Interest                                                                       892,857,000.00


       Floating Investor Percentage                                                                                        2.55%
       Fixed Investor Percentage                                                                                           2.55%

(vi)   Receivables Delinquent (As % of Total Receivables)
                Current                                                                                                   95.57%
                30 to 59 days                                                                                              1.38%
                60 to 89 days                                                                                              1.07%
                90 or more days                                                                                            1.98%
                                                                                                              ------------------
                                            Total Receivables                                                            100.00%

(vii)  Investor Default Amount                                                                                      4,584,323.20

(viii) Investor Charge-Offs                                                                                                 0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                      0.00

(x)    Net Servicing Fee                                                                                              744,047.50

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                                    8.40%

(xii)  Reallocated Monthly Principal                                                                                        0.00

(xiii) Accumulation Shortfall                                                                                               0.00

(xiv)  Principal Funding Investment Proceeds                                                                                0.00

(xv)   Principal Funding Investment Shortfall                                                                               0.00

(xvi)  Available Investor Finance Charge Collections                                                                9,938,282.52

(xxii) Note Rate                            Class A               1.25000%
                                            Class B               1.47000%
                                            Class C               1.82000%






---------------------------------------------------------------------------------------------------------------------------------

*  Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the
   Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

   By:
            -----------------------------------------
   Name:    Patricia M. Garvey
   Title:   Vice President

                                                 Chase Manhattan Bank USA, N.A.
                                             Monthly Certificateholder's Statement

                                                 Chase Credit Card Master Trust
                                                         Series 2001-1
                                                                                                    Distribution Date: 12/15/2003
                                                                                                          Period Type: Revolving
Section 5.2 - Supplement                                                                                            Total
---------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                  0.00                                                  0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                        699,720.00
       Class B Note Interest Requirement                         70,342.22
       Net Class C Note Interest Requirement                    111,528.37                                            881,590.59

(iii)  Collections of Principal Receivables                                                                       122,846,758.95

(iv)   Collections of Finance Charge Receivables                                                                   10,169,579.80

(v)    Aggregate Amount of Principal Receivables                                                               35,020,611,346.48

                          Investor Interest                                                                       850,000,000.00
                          Adjusted Interest                                                                       850,000,000.00


       Floating Investor Percentage                                                                                        2.43%
       Fixed Investor Percentage                                                                                           2.43%

(vi)   Receivables Delinquent (As % of Total Receivables)
                Current                                                                                                   95.57%
                30 to 59 days                                                                                              1.38%
                60 to 89 days                                                                                              1.07%
                90 or more days                                                                                            1.98%
                                                                                                              ------------------
                                            Total Receivables                                                            100.00%

(vii)  Investor Default Amount                                                                                      4,364,276.38

(viii) Investor Charge-Offs                                                                                                 0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                      0.00

(x)    Net Servicing Fee                                                                                              708,333.33

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                                    8.40%

(xii)  Reallocated Monthly Principal                                                                                        0.00

(xiii) Accumulation Shortfall                                                                                               0.00

(xiv)  Principal Funding Investment Proceeds                                                                                0.00

(xv)   Principal Funding Investment Shortfall                                                                               0.00

(xvi)  Available Investor Finance Charge Collections                                                                9,461,246.47

(xxii) Note Rate                            Class A               1.26000%
                                            Class B               1.52000%
                                            Class C               1.97000%






---------------------------------------------------------------------------------------------------------------------------------

*  Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the
   Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

   By:
            -----------------------------------------
   Name:    Patricia M. Garvey
   Title:   Vice President

                                                 Chase Manhattan Bank USA, N.A.
                                             Monthly Certificateholder's Statement

                                                 Chase Credit Card Master Trust
                                                         Series 2001-2
                                                                                                    Distribution Date: 12/15/2003
                                                                                                          Period Type: Revolving
Section 5.2 - Supplement                                                                                            Total
---------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                  0.00                                                  0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                        482,222.22
       Class B Note Interest Requirement                         47,962.20
       Net Class C Note Interest Requirement                     80,185.32                                            610,369.74

(iii)  Collections of Principal Receivables                                                                        86,027,128.36

(iv)   Collections of Finance Charge Receivables                                                                    7,121,553.34

(v)    Aggregate Amount of Principal Receivables                                                               35,020,611,346.48

                          Investor Interest                                                                       595,238,000.00
                          Adjusted Interest                                                                       595,238,000.00


       Floating Investor Percentage                                                                                        1.70%
       Fixed Investor Percentage                                                                                           1.70%

(vi)   Receivables Delinquent (As % of Total Receivables)
                Current                                                                                                   95.57%
                30 to 59 days                                                                                              1.38%
                60 to 89 days                                                                                              1.07%
                90 or more days                                                                                            1.98%
                                                                                                              ------------------
                                            Total Receivables                                                            100.00%

(vii)  Investor Default Amount                                                                                      3,056,215.46

(viii) Investor Charge-Offs                                                                                                 0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                      0.00

(x)    Net Servicing Fee                                                                                              496,031.67

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                                    8.40%

(xii)  Reallocated Monthly Principal                                                                                        0.00

(xiii) Accumulation Shortfall                                                                                               0.00

(xiv)  Principal Funding Investment Proceeds                                                                                0.00

(xv)   Principal Funding Investment Shortfall                                                                               0.00

(xvi)  Available Investor Finance Charge Collections                                                                6,625,521.68

(xxii) Note Rate                            Class A               1.24000%
                                            Class B               1.48000%
                                            Class C               2.02000%






---------------------------------------------------------------------------------------------------------------------------------

*  Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the
   Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

   By:
            -----------------------------------------
   Name:    Patricia M. Garvey
   Title:   Vice President

                                                 Chase Manhattan Bank USA, N.A.
                                             Monthly Certificateholder's Statement

                                                 Chase Credit Card Master Trust
                                                         Series 2001-3
                                                                                                    Distribution Date: 12/15/2003
                                                                                                          Period Type: Revolving
Section 5.2 - Supplement                                                                                            Total
---------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                  0.00                                                  0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                        694,166.67
       Class B Note Interest Requirement                         70,972.22
       Net Class C Note Interest Requirement                    117,151.44                                            882,290.33

(iii)  Collections of Principal Receivables                                                                       129,040,692.54

(iv)   Collections of Finance Charge Receivables                                                                   10,682,330.02

(v)    Aggregate Amount of Principal Receivables                                                               35,020,611,346.48

                          Investor Interest                                                                       892,857,000.00
                          Adjusted Interest                                                                       892,857,000.00


       Floating Investor Percentage                                                                                        2.55%
       Fixed Investor Percentage                                                                                           2.55%

(vi)   Receivables Delinquent (As % of Total Receivables)
                Current                                                                                                   95.57%
                30 to 59 days                                                                                              1.38%
                60 to 89 days                                                                                              1.07%
                90 or more days                                                                                            1.98%
                                                                                                              ------------------
                                            Total Receivables                                                            100.00%

(vii)  Investor Default Amount                                                                                      4,584,323.20

(viii) Investor Charge-Offs                                                                                                 0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                      0.00

(x)    Net Servicing Fee                                                                                              744,047.50

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                                    8.40%

(xii)  Reallocated Monthly Principal                                                                                        0.00

(xiii) Accumulation Shortfall                                                                                               0.00

(xiv)  Principal Funding Investment Proceeds                                                                                0.00

(xv)   Principal Funding Investment Shortfall                                                                               0.00

(xvi)  Available Investor Finance Charge Collections                                                                9,938,282.52

(xxii) Note Rate                            Class A               1.19000%
                                            Class B               1.46000%
                                            Class C               1.97000%






---------------------------------------------------------------------------------------------------------------------------------

*  Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the
   Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

   By:
            -----------------------------------------
   Name:    Patricia M. Garvey
   Title:   Vice President

                                                Chase Manhattan Bank USA, N.A.
                                            Monthly Certificateholder's Statement

                                                Chase Credit Card Master Trust
                                                        Series 2001-4
                                                                                                  Distribution Date: 12/15/2003
                                                                                                        Period Type: Revolving
Section 5.2 - Supplement                                                                                          Total
-------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                 0.00                                                 0.00

(ii)   Monthly Distribution allocable to :
       Class A Note Interest Requirement                       812,942.67
       Class B Note Interest Requirement                        81,666.67
       Net Class C Note Interest Requirement                   134,709.81                                         1,029,319.14

(iii)  Collections of Principal Receivables                                                                     144,525,598.77

(iv)   Collections of Finance Charge Receivables                                                                 11,964,211.53

(v)    Aggregate Amount of Principal Receivables                                                             35,020,611,346.48

                         Investor Interest                                                                    1,000,000,000.00
                         Adjusted Interest                                                                    1,000,000,000.00


       Floating Investor Percentage                                                                                      2.86%
       Fixed Investor Percentage                                                                                         2.86%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                  95.57%
               30 to 59 days                                                                                             1.38%
               60 to 89 days                                                                                             1.07%
               90 or more days                                                                                           1.98%
                                                                                                           -------------------
                                           Total Receivables                                                           100.00%

(vii)  Investor Default Amount                                                                                    5,134,442.80

(viii) Investor Charge-Offs                                                                                               0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                    0.00

(x)    Net Servicing Fee                                                                                            833,333.33

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                                  8.40%

(xii)  Reallocated Monthly Principal                                                                                      0.00

(xiii) Accumulation Shortfall                                                                                             0.00

(xiv)  Principal Funding Investment Proceeds                                                                              0.00

(xv)   Principal Funding Investment Shortfall                                                                             0.00

(xvi)  Available Investor Finance Charge Collections                                                             11,130,878.20

(xxii) Note Rate                           Class A               5.50000%
                                           Class B               1.50000%
                                           Class C               2.02000%






-------------------------------------------------------------------------------------------------------------------------------

*  Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the
   Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

   By:
           -----------------------------------------
   Name:   Patricia M. Garvey
   Title:  Vice President

                                                 Chase Manhattan Bank USA, N.A.
                                             Monthly Certificateholder's Statement

                                                 Chase Credit Card Master Trust
                                                         Series 2001-5
                                                                                                    Distribution Date: 12/15/2003
                                                                                                          Period Type: Revolving
Section 5.2 - Supplement                                                                                            Total
---------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                  0.00                                                  0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                      1,195,600.00
       Class B Note Interest Requirement                        128,216.67
       Net Class C Note Interest Requirement                    212,564.78                                          1,536,381.45

(iii)  Collections of Principal Receivables                                                                       216,788,398.15

(iv)   Collections of Finance Charge Receivables                                                                   17,946,317.30

(v)    Aggregate Amount of Principal Receivables                                                               35,020,611,346.48

                          Investor Interest                                                                     1,500,000,000.00
                          Adjusted Interest                                                                     1,500,000,000.00


       Floating Investor Percentage                                                                                        4.28%
       Fixed Investor Percentage                                                                                           4.28%

(vi)   Receivables Delinquent (As % of Total Receivables)
                Current                                                                                                   95.57%
                30 to 59 days                                                                                              1.38%
                60 to 89 days                                                                                              1.07%
                90 or more days                                                                                            1.98%
                                                                                                              ------------------
                                            Total Receivables                                                            100.00%

(vii)  Investor Default Amount                                                                                      7,701,664.20

(viii) Investor Charge-Offs                                                                                                 0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                      0.00

(x)    Net Servicing Fee                                                                                            1,250,000.00

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                                    8.40%

(xii)  Reallocated Monthly Principal                                                                                        0.00

(xiii) Accumulation Shortfall                                                                                               0.00

(xiv)  Principal Funding Investment Proceeds                                                                                0.00

(xv)   Principal Funding Investment Shortfall                                                                               0.00

(xvi)  Available Investor Finance Charge Collections                                                               16,696,317.30

(xxii) Note Rate                            Class A               1.22000%
                                            Class B               1.57000%
                                            Class C               2.12000%






---------------------------------------------------------------------------------------------------------------------------------

*  Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the
   Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

   By:
            -----------------------------------------
   Name:    Patricia M. Garvey
   Title:   Vice President

                                                 Chase Manhattan Bank USA, N.A.
                                             Monthly Certificateholder's Statement

                                                 Chase Credit Card Master Trust
                                                         Series 2001-6
                                                                                                    Distribution Date: 12/15/2003
                                                                                                          Period Type: Revolving
Section 5.2 - Supplement                                                                                            Total
---------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                  0.00                                                  0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                        980,000.00
       Class B Note Interest Requirement                        104,533.33
       Net Class C Note Interest Requirement                    178,451.79                                          1,262,985.12

(iii)  Collections of Principal Receivables                                                                       173,430,718.52

(iv)   Collections of Finance Charge Receivables                                                                   14,357,053.84

(v)    Aggregate Amount of Principal Receivables                                                               35,020,611,346.48

                          Investor Interest                                                                     1,200,000,000.00
                          Adjusted Interest                                                                     1,200,000,000.00


       Floating Investor Percentage                                                                                        3.43%
       Fixed Investor Percentage                                                                                           3.43%

(vi)   Receivables Delinquent (As % of Total Receivables)
                Current                                                                                                   95.57%
                30 to 59 days                                                                                              1.38%
                60 to 89 days                                                                                              1.07%
                90 or more days                                                                                            1.98%
                                                                                                              ------------------
                                            Total Receivables                                                            100.00%

(vii)  Investor Default Amount                                                                                      6,161,331.36

(viii) Investor Charge-Offs                                                                                                 0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                      0.00

(x)    Net Servicing Fee                                                                                            1,000,000.00

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                                    8.40%

(xii)  Reallocated Monthly Principal                                                                                        0.00

(xiii) Accumulation Shortfall                                                                                               0.00

(xiv)  Principal Funding Investment Proceeds                                                                                0.00

(xv)   Principal Funding Investment Shortfall                                                                               0.00

(xvi)  Available Investor Finance Charge Collections                                                               13,357,053.84

(xxii) Note Rate                            Class A               1.25000%
                                            Class B               1.60000%
                                            Class C               2.22000%






---------------------------------------------------------------------------------------------------------------------------------

*  Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the
   Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

   By:
            -----------------------------------------
   Name:    Patricia M. Garvey
   Title:   Vice President

                                                 Chase Manhattan Bank USA, N.A.
                                             Monthly Certificateholder's Statement

                                                 Chase Credit Card Master Trust
                                                         Series 2002-1
                                                                                                    Distribution Date: 12/15/2003
                                                                                                          Period Type: Revolving
Section 5.2 - Supplement                                                                                            Total
---------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                  0.00                                                  0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                        797,066.67
       Class B Note Interest Requirement                         82,211.11
       Net Class C Note Interest Requirement                    140,309.81                                          1,019,587.59

(iii)  Collections of Principal Receivables                                                                       144,525,598.77

(iv)   Collections of Finance Charge Receivables                                                                   11,964,211.53

(v)    Aggregate Amount of Principal Receivables                                                               35,020,611,346.48

                          Investor Interest                                                                     1,000,000,000.00
                          Adjusted Interest                                                                     1,000,000,000.00


       Floating Investor Percentage                                                                                        2.86%
       Fixed Investor Percentage                                                                                           2.86%

(vi)   Receivables Delinquent (As % of Total Receivables)
                Current                                                                                                   95.57%
                30 to 59 days                                                                                              1.38%
                60 to 89 days                                                                                              1.07%
                90 or more days                                                                                            1.98%
                                                                                                              ------------------
                                            Total Receivables                                                            100.00%

(vii)  Investor Default Amount                                                                                      5,134,442.80

(viii) Investor Charge-Offs                                                                                                 0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                      0.00

(x)    Net Servicing Fee                                                                                              833,333.33

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                                    8.40%

(xii)  Reallocated Monthly Principal                                                                                        0.00

(xiii) Accumulation Shortfall                                                                                               0.00

(xiv)  Principal Funding Investment Proceeds                                                                                0.00

(xv)   Principal Funding Investment Shortfall                                                                               0.00

(xvi)  Available Investor Finance Charge Collections                                                               11,130,878.20

(xxii) Note Rate                            Class A               1.22000%
                                            Class B               1.51000%
                                            Class C               2.10000%






---------------------------------------------------------------------------------------------------------------------------------

*  Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the
   Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

   By:
            -----------------------------------------
   Name:    Patricia M. Garvey
   Title:   Vice President

                                                 Chase Manhattan Bank USA, N.A.
                                             Monthly Certificateholder's Statement

                                                 Chase Credit Card Master Trust
                                                         Series 2002-2
                                                                                                    Distribution Date: 12/15/2003
                                                                                                          Period Type: Revolving
Section 5.2 - Supplement                                                                                            Total
---------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                  0.00                                                  0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                      1,070,160.00
       Class B Note Interest Requirement                        110,522.22
       Net Class C Note Interest Requirement                    188,593.78                                          1,369,276.00

(iii)  Collections of Principal Receivables                                                                       202,335,838.28

(iv)   Collections of Finance Charge Receivables                                                                   16,749,896.15

(v)    Aggregate Amount of Principal Receivables                                                               35,020,611,346.48

                          Investor Interest                                                                     1,400,000,000.00
                          Adjusted Interest                                                                     1,400,000,000.00


       Floating Investor Percentage                                                                                        4.00%
       Fixed Investor Percentage                                                                                           4.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
                Current                                                                                                   95.57%
                30 to 59 days                                                                                              1.38%
                60 to 89 days                                                                                              1.07%
                90 or more days                                                                                            1.98%
                                                                                                              ------------------
                                            Total Receivables                                                            100.00%

(vii)  Investor Default Amount                                                                                      7,188,219.92

(viii) Investor Charge-Offs                                                                                                 0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                      0.00

(x)    Net Servicing Fee                                                                                            1,166,666.67

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                                    8.40%

(xii)  Reallocated Monthly Principal                                                                                        0.00

(xiii) Accumulation Shortfall                                                                                               0.00

(xiv)  Principal Funding Investment Proceeds                                                                                0.00

(xv)   Principal Funding Investment Shortfall                                                                               0.00

(xvi)  Available Investor Finance Charge Collections                                                               15,583,229.48

(xxii) Note Rate                            Class A               1.17000%
                                            Class B               1.45000%
                                            Class C               2.02000%






---------------------------------------------------------------------------------------------------------------------------------

*  Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the
   Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

   By:
            -----------------------------------------
   Name:    Patricia M. Garvey
   Title:   Vice President

                                                 Chase Manhattan Bank USA, N.A.
                                             Monthly Certificateholder's Statement

                                                 Chase Credit Card Master Trust
                                                         Series 2002-3
                                                                                                    Distribution Date: 12/15/2003
                                                                                                          Period Type: Revolving
Section 5.2 - Supplement                                                                                            Total
---------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                  0.00                                                  0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                      1,264,200.00
       Class B Note Interest Requirement                        128,216.67
       Net Class C Note Interest Requirement                    215,714.78                                          1,608,131.45

(iii)  Collections of Principal Receivables                                                                       216,788,398.15

(iv)   Collections of Finance Charge Receivables                                                                   17,946,317.30

(v)    Aggregate Amount of Principal Receivables                                                               35,020,611,346.48

                          Investor Interest                                                                     1,500,000,000.00
                          Adjusted Interest                                                                     1,500,000,000.00


       Floating Investor Percentage                                                                                        4.28%
       Fixed Investor Percentage                                                                                           4.28%

(vi)   Receivables Delinquent (As % of Total Receivables)
                Current                                                                                                   95.57%
                30 to 59 days                                                                                              1.38%
                60 to 89 days                                                                                              1.07%
                90 or more days                                                                                            1.98%
                                                                                                              ------------------
                                            Total Receivables                                                            100.00%

(vii)  Investor Default Amount                                                                                      7,701,664.20

(viii) Investor Charge-Offs                                                                                                 0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                      0.00

(x)    Net Servicing Fee                                                                                            1,250,000.00

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                                    8.40%

(xii)  Reallocated Monthly Principal                                                                                        0.00

(xiii) Accumulation Shortfall                                                                                               0.00

(xiv)  Principal Funding Investment Proceeds                                                                                0.00

(xv)   Principal Funding Investment Shortfall                                                                               0.00

(xvi)  Available Investor Finance Charge Collections                                                               16,696,317.30

(xxii) Note Rate                            Class A               1.29000%
                                            Class B               1.57000%
                                            Class C               2.15000%






---------------------------------------------------------------------------------------------------------------------------------

*  Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the
   Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

   By:
            -----------------------------------------
   Name:    Patricia M. Garvey
   Title:   Vice President

                                                 Chase Manhattan Bank USA, N.A.
                                             Monthly Certificateholder's Statement

                                                 Chase Credit Card Master Trust
                                                         Series 2002-4
                                                                                                    Distribution Date: 12/15/2003
                                                                                                          Period Type: Revolving
Section 5.2 - Supplement                                                                                            Total
---------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                  0.00                                                  0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                      1,146,600.00
       Class B Note Interest Requirement                        116,783.33
       Net Class C Note Interest Requirement                    195,764.78                                          1,459,148.11

(iii)  Collections of Principal Receivables                                                                       216,788,398.15

(iv)   Collections of Finance Charge Receivables                                                                   17,946,317.30

(v)    Aggregate Amount of Principal Receivables                                                               35,020,611,346.48

                          Investor Interest                                                                     1,500,000,000.00
                          Adjusted Interest                                                                     1,500,000,000.00


       Floating Investor Percentage                                                                                        4.28%
       Fixed Investor Percentage                                                                                           4.28%

(vi)   Receivables Delinquent (As % of Total Receivables)
                Current                                                                                                   95.57%
                30 to 59 days                                                                                              1.38%
                60 to 89 days                                                                                              1.07%
                90 or more days                                                                                            1.98%
                                                                                                              ------------------
                                            Total Receivables                                                            100.00%

(vii)  Investor Default Amount                                                                                      7,701,664.20

(viii) Investor Charge-Offs                                                                                                 0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                      0.00

(x)    Net Servicing Fee                                                                                            1,250,000.00

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                                    8.40%

(xii)  Reallocated Monthly Principal                                                                                        0.00

(xiii) Accumulation Shortfall                                                                                               0.00

(xiv)  Principal Funding Investment Proceeds                                                                                0.00

(xv)   Principal Funding Investment Shortfall                                                                               0.00

(xvi)  Available Investor Finance Charge Collections                                                               16,696,317.30

(xxii) Note Rate                            Class A               1.17000%
                                            Class B               1.43000%
                                            Class C               1.96000%






---------------------------------------------------------------------------------------------------------------------------------

*  Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the
   Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

   By:
            -----------------------------------------
   Name:    Patricia M. Garvey
   Title:   Vice President

                                                 Chase Manhattan Bank USA, N.A.
                                             Monthly Certificateholder's Statement

                                                 Chase Credit Card Master Trust
                                                         Series 2002-5
                                                                                                    Distribution Date: 12/15/2003
                                                                                                          Period Type: Revolving
Section 5.2 - Supplement                                                                                            Total
---------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                  0.00                                                  0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                        797,066.67
       Class B Note Interest Requirement                         80,577.78
       Net Class C Note Interest Requirement                    138,209.81                                          1,015,854.25

(iii)  Collections of Principal Receivables                                                                       144,525,598.77

(iv)   Collections of Finance Charge Receivables                                                                   11,964,211.53

(v)    Aggregate Amount of Principal Receivables                                                               35,020,611,346.48

                          Investor Interest                                                                     1,000,000,000.00
                          Adjusted Interest                                                                     1,000,000,000.00


       Floating Investor Percentage                                                                                        2.86%
       Fixed Investor Percentage                                                                                           2.86%

(vi)   Receivables Delinquent (As % of Total Receivables)
                Current                                                                                                   95.57%
                30 to 59 days                                                                                              1.38%
                60 to 89 days                                                                                              1.07%
                90 or more days                                                                                            1.98%
                                                                                                              -------------------
                                            Total Receivables                                                            100.00%

(vii)  Investor Default Amount                                                                                      5,134,442.80

(viii) Investor Charge-Offs                                                                                                 0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                      0.00

(x)    Net Servicing Fee                                                                                              833,333.33

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                                    8.40%

(xii)  Reallocated Monthly Principal                                                                                        0.00

(xiii) Accumulation Shortfall                                                                                               0.00

(xiv)  Principal Funding Investment Proceeds                                                                                0.00

(xv)   Principal Funding Investment Shortfall                                                                               0.00

(xvi)  Available Investor Finance Charge Collections                                                               11,130,878.20

(xxii) Note Rate                            Class A               1.22000%
                                            Class B               1.48000%
                                            Class C               2.07000%






---------------------------------------------------------------------------------------------------------------------------------

*  Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the
   Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

   By:
            -----------------------------------------
   Name:    Patricia M. Garvey
   Title:   Vice President

                                                 Chase Manhattan Bank USA, N.A.
                                             Monthly Certificateholder's Statement

                                                 Chase Credit Card Master Trust
                                                         Series 2002-6
                                                                                                    Distribution Date: 12/15/2003
                                                                                                          Period Type: Revolving
Section 5.2 - Supplement                                                                                            Total
---------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                  0.00                                                  0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                        848,026.67
       Class B Note Interest Requirement                         88,036.67
       Net Class C Note Interest Requirement                    159,730.82                                          1,095,794.15

(iii)  Collections of Principal Receivables                                                                       158,978,158.65

(iv)   Collections of Finance Charge Receivables                                                                   13,160,632.69

(v)    Aggregate Amount of Principal Receivables                                                               35,020,611,346.48

                          Investor Interest                                                                     1,100,000,000.00
                          Adjusted Interest                                                                     1,100,000,000.00


       Floating Investor Percentage                                                                                        3.14%
       Fixed Investor Percentage                                                                                           3.14%

(vi)   Receivables Delinquent (As % of Total Receivables)
                Current                                                                                                   95.57%
                30 to 59 days                                                                                              1.38%
                60 to 89 days                                                                                              1.07%
                90 or more days                                                                                            1.98%
                                                                                                              ------------------
                                            Total Receivables                                                            100.00%

(vii)  Investor Default Amount                                                                                      5,647,887.08

(viii) Investor Charge-Offs                                                                                                 0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                      0.00

(x)    Net Servicing Fee                                                                                              916,666.67

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                                    8.40%

(xii)  Reallocated Monthly Principal                                                                                        0.00

(xiii) Accumulation Shortfall                                                                                               0.00

(xiv)  Principal Funding Investment Proceeds                                                                                0.00

(xv)   Principal Funding Investment Shortfall                                                                               0.00

(xvi)  Available Investor Finance Charge Collections                                                               12,243,966.02

(xxii) Note Rate                            Class A               1.18000%
                                            Class B               1.47000%
                                            Class C               2.17000%






---------------------------------------------------------------------------------------------------------------------------------

*  Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the
   Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

   By:
            -----------------------------------------
   Name:    Patricia M. Garvey
   Title:   Vice President

                                               Chase Manhattan Bank USA, N.A.
                                            Monthly Certificateholder's Statement

                                               Chase Credit Card Master Trust
                                                        Series 2002-7
                                                                                                    Distribution Date: 12/15/2003
                                                                                                          Period Type: Revolving
Section 5.2 - Supplement                                                                                         Total
---------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                  0.00                                                  0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                        607,600.00
       Class B Note Interest Requirement                         63,291.67
       Net Class C Note Interest Requirement                    119,407.38                                            790,299.05

(iii)  Collections of Principal Receivables                                                                       108,394,199.08

(iv)   Collections of Finance Charge Receivables                                                                    8,973,158.65

(v)    Aggregate Amount of Principal Receivables                                                               35,020,611,346.48

                        Investor Interest                                                                         750,000,000.00
                        Adjusted Interest                                                                         750,000,000.00


       Floating Investor Percentage                                                                                        2.14%
       Fixed Investor Percentage                                                                                           2.14%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                    95.57%
               30 to 59 days                                                                                               1.38%
               60 to 89 days                                                                                               1.07%
               90 or more days                                                                                             1.98%
                                                                                                             -------------------
                                          Total Receivables                                                              100.00%

(vii)  Investor Default Amount                                                                                      3,850,832.10

(viii) Investor Charge-Offs                                                                                                 0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                      0.00

(x)    Net Servicing Fee                                                                                              625,000.00

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                                    8.40%

(xii)  Reallocated Monthly Principal                                                                                        0.00

(xiii) Accumulation Shortfall                                                                                               0.00

(xiv)  Principal Funding Investment Proceeds                                                                                0.00

(xv)   Principal Funding Investment Shortfall                                                                               0.00

(xvi)  Available Investor Finance Charge Collections                                                                8,348,158.65

(xxii) Note Rate                          Class A                 1.24000%
                                          Class B                 1.55000%
                                          Class C                 2.37000%






---------------------------------------------------------------------------------------------------------------------------------

*  Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the
   Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

   By:
           -----------------------------------------
   Name:   Patricia M. Garvey
   Title:  Vice President

                                               Chase Manhattan Bank USA, N.A.
                                            Monthly Certificateholder's Statement

                                               Chase Credit Card Master Trust
                                                        Series 2002-8
                                                                                                    Distribution Date: 12/15/2003
                                                                                                          Period Type: Revolving
Section 5.2 - Supplement                                                                                         Total
---------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                                  0.00                                                  0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                        848,026.67
       Class B Note Interest Requirement                         89,234.44
       Net Class C Note Interest Requirement                    163,580.82                                          1,100,841.93

(iii)  Collections of Principal Receivables                                                                       158,978,158.65

(iv)   Collections of Finance Charge Receivables                                                                   13,160,632.69

(v)    Aggregate Amount of Principal Receivables                                                               35,020,611,346.48

                        Investor Interest                                                                       1,100,000,000.00
                        Adjusted Interest                                                                       1,100,000,000.00


       Floating Investor Percentage                                                                                        3.14%
       Fixed Investor Percentage                                                                                           3.14%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                    95.57%
               30 to 59 days                                                                                               1.38%
               60 to 89 days                                                                                               1.07%
               90 or more days                                                                                             1.98%
                                                                                                             -------------------
                                          Total Receivables                                                              100.00%

(vii)  Investor Default Amount                                                                                      5,647,887.08

(viii) Investor Charge-Offs                                                                                                 0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                      0.00

(x)    Net Servicing Fee                                                                                              916,666.67

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                                    8.40%

(xii)  Reallocated Monthly Principal                                                                                        0.00

(xiii) Accumulation Shortfall                                                                                               0.00

(xiv)  Principal Funding Investment Proceeds                                                                                0.00

(xv)   Principal Funding Investment Shortfall                                                                               0.00

(xvi)  Available Investor Finance Charge Collections                                                               12,243,966.02

(xxii) Note Rate                          Class A                 1.18000%
                                          Class B                 1.49000%
                                          Class C                 2.22000%






---------------------------------------------------------------------------------------------------------------------------------

*  Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the
   Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

   By:
           -----------------------------------------
   Name:   Patricia M. Garvey
   Title:  Vice President

                                               Chase Manhattan Bank USA, N.A.
                                            Monthly Certificateholder's Statement

                                               Chase Credit Card Master Trust
                                                        Series 2003-1
                                                                                                    Distribution Date: 12/15/2003
                                                                                                          Period Type: Revolving
Section 5.2 - Supplement                                                                                         Total
---------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                  0.00                                                  0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                      1,146,600.00
       Class B Note Interest Requirement                        121,683.33
       Net Class C Note Interest Requirement                    223,064.78                                          1,491,348.11

(iii)  Collections of Principal Receivables                                                                       216,788,398.15

(iv)   Collections of Finance Charge Receivables                                                                   17,946,317.30

(v)    Aggregate Amount of Principal Receivables                                                               35,020,611,346.48

                        Investor Interest                                                                       1,500,000,000.00
                        Adjusted Interest                                                                       1,500,000,000.00


       Floating Investor Percentage                                                                                        4.28%
       Fixed Investor Percentage                                                                                           4.28%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                    95.57%
               30 to 59 days                                                                                               1.38%
               60 to 89 days                                                                                               1.07%
               90 or more days                                                                                             1.98%
                                                                                                             -------------------
                                          Total Receivables                                                              100.00%

(vii)  Investor Default Amount                                                                                      7,701,664.20

(viii) Investor Charge-Offs                                                                                                 0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                      0.00

(x)    Net Servicing Fee                                                                                            1,250,000.00

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                                    8.40%

(xii)  Reallocated Monthly Principal                                                                                        0.00

(xiii) Accumulation Shortfall                                                                                               0.00

(xiv)  Principal Funding Investment Proceeds                                                                                0.00

(xv)   Principal Funding Investment Shortfall                                                                               0.00

(xvi)  Available Investor Finance Charge Collections                                                               16,696,317.30

(xxii) Note Rate                          Class A                 1.17000%
                                          Class B                 1.49000%
                                          Class C                 2.22000%






---------------------------------------------------------------------------------------------------------------------------------

*  Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the
   Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

   By:
           -----------------------------------------
   Name:   Patricia M. Garvey
   Title:  Vice President

                                               Chase Manhattan Bank USA, N.A.
                                            Monthly Certificateholder's Statement

                                               Chase Credit Card Master Trust
                                                        Series 2003-2
                                                                                                    Distribution Date: 12/15/2003
                                                                                                          Period Type: Revolving
Section 5.2 - Supplement                                                                                         Total
---------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                                  0.00                                                  0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                      1,076,824.00
       Class B Note Interest Requirement                        107,244.67
       Net Class C Note Interest Requirement                    218,031.20                                          1,402,099.87

(iii)  Collections of Principal Receivables                                                                       193,664,302.35

(iv)   Collections of Finance Charge Receivables                                                                   16,032,043.45

(v)    Aggregate Amount of Principal Receivables                                                               35,020,611,346.48

                        Investor Interest                                                                       1,340,000,000.00
                        Adjusted Interest                                                                       1,340,000,000.00


       Floating Investor Percentage                                                                                        3.83%
       Fixed Investor Percentage                                                                                           3.83%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                    95.57%
               30 to 59 days                                                                                               1.38%
               60 to 89 days                                                                                               1.07%
               90 or more days                                                                                             1.98%
                                                                                                             --------------------
                                          Total Receivables                                                              100.00%

(vii)  Investor Default Amount                                                                                      6,880,153.35

(viii) Investor Charge-Offs                                                                                                 0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                      0.00

(x)    Net Servicing Fee                                                                                            1,116,666.67

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                                    8.40%

(xii)  Reallocated Monthly Principal                                                                                        0.00

(xiii) Accumulation Shortfall                                                                                               0.00

(xiv)  Principal Funding Investment Proceeds                                                                                0.00

(xv)   Principal Funding Investment Shortfall                                                                               0.00

(xvi)  Available Investor Finance Charge Collections                                                               14,915,376.79

(xxii) Note Rate                          Class A                 1.23000%
                                          Class B                 1.47000%
                                          Class C                 2.42000%






---------------------------------------------------------------------------------------------------------------------------------

*  Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the
   Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

   By:
           -----------------------------------------
   Name:   Patricia M. Garvey
   Title:  Vice President

                                               Chase Manhattan Bank USA, N.A.
                                            Monthly Certificateholder's Statement

                                               Chase Credit Card Master Trust
                                                        Series 2003-3
                                                                                                    Distribution Date: 12/15/2003
                                                                                                          Period Type: Revolving
Section 5.2 - Supplement                                                                                         Total
---------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                  0.00                                                  0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                      1,145,130.00
       Class B Note Interest Requirement                        114,047.50
       Net Class C Note Interest Requirement                    209,916.52                                          1,469,094.02

(iii)  Collections of Principal Receivables                                                                       205,948,978.25

(iv)   Collections of Finance Charge Receivables                                                                   17,049,001.44

(v)    Aggregate Amount of Principal Receivables                                                               35,020,611,346.48

                        Investor Interest                                                                       1,425,000,000.00
                        Adjusted Interest                                                                       1,425,000,000.00


       Floating Investor Percentage                                                                                        4.07%
       Fixed Investor Percentage                                                                                           0.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                    95.57%
               30 to 59 days                                                                                               1.38%
               60 to 89 days                                                                                               1.07%
               90 or more days                                                                                             1.98%
                                                                                                             -------------------
                                          Total Receivables                                                              100.00%

(vii)  Investor Default Amount                                                                                      7,316,580.99

(viii) Investor Charge-Offs                                                                                                 0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                      0.00

(x)    Net Servicing Fee                                                                                            1,187,500.00

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                                    8.40%

(xii)  Reallocated Monthly Principal                                                                                        0.00

(xiii) Accumulation Shortfall                                                                                               0.00

(xiv)  Principal Funding Investment Proceeds                                                                                0.00

(xv)   Principal Funding Investment Shortfall                                                                               0.00

(xvi)  Available Investor Finance Charge Collections                                                               15,861,501.44

(xxii) Note Rate                          Class A                 1.23000%
                                          Class B                 1.47000%
                                          Class C                 2.20000%






---------------------------------------------------------------------------------------------------------------------------------

*  Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the
   Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

   By:
           -----------------------------------------
   Name:   Patricia M. Garvey
   Title:  Vice President

                                                 Chase Manhattan Bank USA, N.A.
                                             Monthly Certificateholder's Statement

                                                 Chase Credit Card Master Trust
                                                         Series 2003-4
                                                                                                    Distribution Date: 12/15/2003
                                                                                                          Period Type: Revolving
Section 5.2 - Supplement                                                                                            Total
---------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                  0.00                                                  0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                        644,186.67
       Class B Note Interest Requirement                         69,865.83
       Net Class C Note Interest Requirement                    115,425.94                                            829,478.44

(iii)  Collections of Principal Receivables                                                                       104,781,059.11

(iv)   Collections of Finance Charge Receivables                                                                    8,674,053.36

(v)    Aggregate Amount of Principal Receivables                                                               35,020,611,346.48

                          Investor Interest                                                                       725,000,000.00
                          Adjusted Interest                                                                       725,000,000.00


       Floating Investor Percentage                                                                                        2.07%
       Fixed Investor Percentage                                                                                           2.07%

(vi)   Receivables Delinquent (As % of Total Receivables)
                Current                                                                                                   95.57%
                30 to 59 days                                                                                              1.38%
                60 to 89 days                                                                                              1.07%
                90 or more days                                                                                            1.98%
                                                                                                              ------------------
                                            Total Receivables                                                            100.00%

(vii)  Investor Default Amount                                                                                      3,722,471.03

(viii) Investor Charge-Offs                                                                                                 0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                      0.00

(x)    Net Servicing Fee                                                                                              604,166.67

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                                    8.40%

(xii)  Reallocated Monthly Principal                                                                                        0.00

(xiii) Accumulation Shortfall                                                                                               0.00

(xiv)  Principal Funding Investment Proceeds                                                                                0.00

(xv)   Principal Funding Investment Shortfall                                                                               0.00

(xvi)  Available Investor Finance Charge Collections                                                                8,069,886.70

(xxii) Note Rate                            Class A               1.36000%
                                            Class B               1.77000%
                                            Class C               2.37000%






---------------------------------------------------------------------------------------------------------------------------------

*  Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the
   Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

   By:
            -----------------------------------------
   Name:    Patricia M. Garvey
   Title:   Vice President

                                                 Chase Manhattan Bank USA, N.A.
                                             Monthly Certificateholder's Statement

                                                 Chase Credit Card Master Trust
                                                         Series 2003-5
                                                                                                    Distribution Date: 12/15/2003
                                                                                                          Period Type: Revolving
Section 5.2 - Supplement                                                                                            Total
---------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                  0.00                                                  0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                        810,133.33
       Class B Note Interest Requirement                         78,944.44
       Net Class C Note Interest Requirement                    136,108.12                                          1,025,185.90

(iii)  Collections of Principal Receivables                                                                       144,525,598.77

(iv)   Collections of Finance Charge Receivables                                                                   11,964,211.53

(v)    Aggregate Amount of Principal Receivables                                                               35,020,611,346.48

                          Investor Interest                                                                     1,000,000,000.00
                          Adjusted Interest                                                                     1,000,000,000.00


       Floating Investor Percentage                                                                                        2.86%
       Fixed Investor Percentage                                                                                           2.86%

(vi)   Receivables Delinquent (As % of Total Receivables)
                Current                                                                                                   95.57%
                30 to 59 days                                                                                              1.38%
                60 to 89 days                                                                                              1.07%
                90 or more days                                                                                            1.98%
                                                                                                              ------------------
                                            Total Receivables                                                            100.00%

(vii)  Investor Default Amount                                                                                      5,134,442.80

(viii) Investor Charge-Offs                                                                                                 0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                      0.00

(x)    Net Servicing Fee                                                                                              833,333.33

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                                    8.40%

(xii)  Reallocated Monthly Principal                                                                                        0.00

(xiii) Accumulation Shortfall                                                                                               0.00

(xiv)  Principal Funding Investment Proceeds                                                                                0.00

(xv)   Principal Funding Investment Shortfall                                                                               0.00

(xvi)  Available Investor Finance Charge Collections                                                               11,130,878.20

(xxii) Note Rate                            Class A               1.24000%
                                            Class B               1.45000%
                                            Class C               2.04000%






---------------------------------------------------------------------------------------------------------------------------------

*  Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the
   Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

   By:
            -----------------------------------------
   Name:    Patricia M. Garvey
   Title:   Vice President

                                                 Chase Manhattan Bank USA, N.A.
                                             Monthly Certificateholder's Statement

                                                 Chase Credit Card Master Trust
                                                         Series 2003-6
                                                                                                    Distribution Date: 12/15/2003
                                                                                                          Period Type: Revolving
Section 5.2 - Supplement                                                                                            Total
---------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                  0.00                                                  0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                      2,441,101.60
       Class B Note Interest Requirement                        242,625.13
       Net Class C Note Interest Requirement                    387,251.56                                          3,070,978.29

(iii)  Collections of Principal Receivables                                                                       283,984,539.39

(iv)   Collections of Finance Charge Receivables                                                                   23,506,873.88

(v)    Aggregate Amount of Principal Receivables         as of November 2, 2003                                35,099,876,870.07
                                                         as of November 1, 2003                                35,020,611,346.48
                          Investor Interest                                                                     2,000,000,000.00
                          Adjusted Interest                                                                     2,000,000,000.00


       Floating Investor Percentage                                                                                        5.70%
       Fixed Investor Percentage                                                                                           5.70%

(vi)   Receivables Delinquent (As % of Total Receivables)
                Current                                                                                                   95.57%
                30 to 59 days                                                                                              1.38%
                60 to 89 days                                                                                              1.07%
                90 or more days                                                                                            1.98%
                                                                                                              -------------------
                                            Total Receivables                                                            100.00%

(vii)  Investor Default Amount                                                                                     10,049,280.69

(viii) Investor Charge-Offs                                                                                                 0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                      0.00

(x)    Net Servicing Fee                                                                                            1,555,555.56

(xi)   Portfolio Yield (Net of Defaulted Receivables) *  substitute Series 2003-5 Portfolio Yield                          8.40%

(xii)  Reallocated Monthly Principal                                                                                        0.00

(xiii) Accumulation Shortfall                                                                                               0.00

(xiv)  Principal Funding Investment Proceeds                                                                                0.00

(xv)   Principal Funding Investment Shortfall                                                                               0.00

(xvi)  Available Investor Finance Charge Collections                                                               21,951,318.33

(xxii) Note Rate                            Class A               1.24546%
                                            Class B               1.48546%
                                            Class C               1.93546%






---------------------------------------------------------------------------------------------------------------------------------

*  Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the
   Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

   By:
            -----------------------------------------
   Name:    Patricia M. Garvey
   Title:   Vice President